                                                                    EXHIBIT 23.4

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the use of our report dated March 15, 2000 with respect to the financial statements included in Western Multiplex Corporation's Prospectus filed with the Securities and Exchange Commission on August 1, 2000 (Registration No. 333-35200) and to all references to our firm included in or made a part of this Registration Statement on Form S-4.

/s/ Arthur Andersen LLP

Arthur Andersen LLP
San Jose, California
December 1, 2000

                                       1